EXHIBIT 99.1

Release:      August 1, 2019

Canadian Pacific moves record amount of Canadian grain and grain products during 2018-2019 crop year; prepared to ship 2019-2020 crop

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) is proud to announce it moved more Canadian grain and grain products during the 2018-2019 crop year than any year in its history. The final tally for the crop year stands at 26.8 million metric tonnes (MMT) of Canadian grain and grain products.
The crop year, Aug. 1 to July 31, saw 2.8 percent more Canadian grain and grain products shipped from the prior record in the 2017-2018 season and 3.9 percent more than the three-year average. In the past five years, CP has consistently shipped more grain each year.

CP broke several all-time records during the 2018-2019 crop year, including:
—	A record May in 2019 for grain products, not including whole grains, both from a carload and a volume perspective.
—	In April 2019, achieved an all-time record month for Canadian grain and grain products, moving 2.643 MMT.
—	For the first time ever, recorded three consecutive months (Sept. – Nov. 2018) shipping 15,000-plus carloads of western Canadian grain and grain products to the Port of Vancouver.

CP also moved approximately 660,000 MT of Canadian grain in its domestic intermodal service, for a grand total greater than 27.4 MMT.

“CP’s record performance and focus on innovation supports the entire grain supply chain in moving increased volume,” said Joan Hardy, CP Vice-President Sales and Marketing, Grain and Fertilizers. “This past crop year, the 13,000-strong CP family was there to ensure even more Canadian grain and grain products moved to port for export, and to other destinations for processing. CP works closely with its customers to bring North American commodities to market safely, reliably and efficiently. Tight coordination across the supply chain enables maximum efficiency even during challenging winter months.”

CP’s 8,500-foot High Efficiency Product (HEP) train model, announced last summer, continues to gain significant traction with CP customers. Construction is currently underway at five CP-served facilities in Canada, enabling producers to start shipping under the HEP train model this fall. These add to the seven existing CP-served 8,500-foot loop-track facilities. Four additional 8,500-foot HEP-qualified facilities will be operating by spring 2020.

CP now has nearly 1,500 new high-capacity hopper cars in its fleet, and at year’s end, more than 1,900 of the new hopper cars will be in service. The fleet will continue to grow in the years ahead, as part of CP’s $500 million commitment to invest in 5,900 new hopper cars. Shippers are able to load up to 10 percent more grain in these cars compared to the older, less-efficient hopper cars they are replacing.

CP has submitted its 2019-2020 Grain Service Outlook Report to Minister of Transport Marc Garneau. The report outlines CP’s plan to move the upcoming crop, including where CP will invest capital to support western Canadian grain movements. CP is closely watching crop forecasts for its service area, and is in regular communication with customers and the broader grain supply chain.

“We continue to make record investments in our network, hire more running trades employees to operate trains, and modernize locomotives to meet the needs of our customers and the North American economy,” Hardy said. “CP has been moving grain for more than a century, and today more than ever, we are focused on driving the future of grain transportation for the benefit of the entire supply chain."

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, and anticipated financial and operational performance, including with respect to our continued success in Q3 2019, capital expenditures, shipment capacity, labour and employment plans, and the timing, capacity and success of and continuing customer demand for, the HEP train model and associated facilities.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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Maeghan Albiston
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